As filed with the Securities and Exchange Commission on October 8, 2020

Registration No. 333-239815

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

Registration Statement Under The Securities Act Of 1933

Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No.	[ ]

U.S. GLOBAL INVESTORS FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Send Copies of Communications to:

ZACHARY R. TACKETT, ESQ.	CHRISTOPHER J. ZIMMERMAN, ESQ.
THREE CANAL PLAZA, SUITE 600	STRADLEY RONON STEVENS & YOUNG LLP
PORTLAND, MAINE 04101	2000 K STREET, N.W., SUITE 700
WASHINGTON, DC 20006-1871

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of securities being registered:

Investor Class shares of beneficial interest, without par value, of the Global Luxury Goods Fund (formerly, the Holmes Macro Trends Fund), a series of the Registrant

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund

Three Canal Plaza, Suite 600

Portland, Maine 04101

1-800-873-8637

October 9, 2020

Dear Valued Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the All American Equity Fund (the “Target Fund”), a series of U.S. Global Investors Funds (the “Trust”), to be held on November 27, 2020, at 10:00 a.m. Eastern Time, at the offices of the Trust, located at Three Canal Plaza, Suite 600, Portland, Maine 04101 (the “Special Meeting”).

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Special Meeting may be held virtually solely by means of remote communication or via a live webcast so that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at www.usfunds.com as soon as practicable before the Special Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Special Meeting to confirm the status of the Special Meeting before planning to attend in person.

At the Special Meeting, you will be asked to vote on a proposal to reorganize the Target Fund into the Global Luxury Goods Fund (formerly, the Holmes Macro Trends Fund) (the “Acquiring Fund”), a separate series of the Trust (the “Reorganization”).

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization after considering the recommendation of U.S. Global Investors, Inc., the investment manager of the Funds (“Adviser”), concluding that such Reorganization would be in the best interests of your Fund and would not result in the dilution of your interests in the Fund. The Board unanimously recommends that you vote “FOR” the proposal if you believe that the Reorganization from the All American Equity Fund into the Global Luxury Goods Fund is consistent with your investment goals.

If approved by shareholders, following the completion of the Reorganization of the Target Fund into the Acquiring Fund, you would become a shareholder in the Acquiring Fund, which has the same investment adviser and portfolio management team. While the Acquiring Fund’s investment objective is the same as that of the Target Fund, the Acquiring Fund’s investment strategies are different than the Target Fund’s investment strategies, as described in greater detail below. Although the Acquiring Fund has a higher base management fee than the Target Fund, the Acquiring Fund and the Target Fund are subject to performance adjustments that are calculated in the same manner (using different benchmark indexes), as described in greater detail below. The Total Annual Fund Operating Expenses of the Acquiring Fund, both before and after the Reorganization, are anticipated to be lower than the Total Annual Fund Operating Expenses of the Target Fund. The Adviser has also contractually agreed through at least April 30, 2022 to cap the fees and expenses of the Acquiring Fund to an amount that is lower than the Total Annual Fund Operating Expenses of the Target Fund.

Prior to July 1, 2020, the Global Luxury Goods Fund operated as the Holmes Macro Trends Fund. At a meeting of the Board held on March 27, 2020, the Board approved, at the recommendation of the Adviser, changes to the fund’s name and investment strategies, among other things, in order to highlight a focus on luxury goods-related investments. Performance and the fees and expenses of the Global Luxury Goods Fund, prior to July 1, 2020, are that of the operation of the Fund as the Holmes Macro Trends Fund.

If the Reorganization is approved by shareholders of the Target Fund, all of the assets of the Target Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Target Fund; and each shareholder of the Target Fund as of September 30, 2020 (the “Record Date”) will receive a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund. The Target Fund would then be dissolved. The Reorganization is expected to occur on or about December 4, 2020.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. Prior to the closing of the Reorganization, however, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. The estimated amounts of those distributions are set forth in greater detail in the attached Proxy Statement/Prospectus. No sales charges or redemption fees will be imposed in connection with the Reorganization except that the Funds may incur transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board will consider additional actions with respect to the Target Fund, including the possible liquidation of the Target Fund.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-800-873-8637. If you were a shareholder of record of the Target Fund as of the close of business on September 30, 2020, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment with U.S. Global Investors Funds.

Sincerely,

Jessica Chase
President
U.S. Global Investors Funds

U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund

Three Canal Plaza, Suite 600

Portland, Maine 04101

1-800-873-8637

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 27, 2020

U.S. Global Investors Funds, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the All American Equity Fund, a series of the Trust (the “Target Fund”), on November 27, 2020, at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101, at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund) (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal if you believe the Reorganization from the All American Equity Fund into the Global Luxury Goods Fund is consistent with your investment goals.

Only shareholders of record of the Target Fund at the close of business on September 30, 2020, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

By Order of the Board of Trustees of
U.S. Global Investors Funds

Zachary Tackett
Secretary
October 9, 2020	U.S. Global Investors Funds

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. To ensure that your shares are represented at the Special Meeting, please vote your proxy as soon as possible by mail, telephone, or via Internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

●	Indicate your instructions on the proxy card;

●	Date and sign the proxy card;

●	Mail the proxy card promptly in the enclosed envelope which requires no postage if mailed within the continental United States; and

●	Allow sufficient time for the proxy card to be received by 10:00 a.m. Eastern Time, on November 27, 2020. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date, or in person during the Special Meeting.)

If you sign, date, and return the proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s). In order to avoid the additional expense of further solicitation, the Trust asks that you mail your proxy card promptly.

As an alternative to voting by mail, you may vote by telephone or via the Internet, as follows:

To vote by telephone:		To vote via the Internet:
(1)	Read the proxy statement and have your proxy card at hand.	(1)	Read the proxy statement and have your proxy card at hand.
(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.
(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

You are encouraged to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card.

If you have any questions regarding the proposals or need assistance voting your shares, please contact AST Fund Solutions, LLC, the Trust’s proxy solicitor, toll-free at (866) 356-7813.

If the Trust does not receive your voting instructions, you may be contacted by the Trust or by AST Fund Solutions, LLC to remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Special Meeting. If you hold your shares in

“street name” and you wish to vote in person at the Special Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Special Meeting.

U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund

Three Canal Plaza, Suite 600

Portland, Maine 04101

1-800-873-8637

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of All American Equity Fund (the “Target Fund”), a series of U.S. Global Investors Funds (the “Trust”), at the special meeting of the Target Fund’s shareholders (“Special Meeting”), and a registration statement for Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund) (the “Acquiring Fund”), a series of the Trust. This combined proxy/registration statement is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on this proposal.

Approval of the shareholders of the Target Fund is needed to proceed with the proposal. The Special Meeting will be held on November 27, 2020 to consider the proposal. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take, which may include the liquidation of the Target Fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Target Fund reorganizing into the Acquiring Fund?

Answer: The Target Fund currently operates as a separate series of the Trust. The Target Fund is relatively small, with approximately $12.1 million in assets, as of September 30, 2020. Since the Target Fund’s inception, the Target Fund has been unable to grow to a sufficient size in order to achieve the economies of scale associated with efficient operations. The low level of assets in the Target Fund contributes to a higher expense ratio, which provides a drag on the Target Fund’s performance. U.S. Global Investors, Inc. (“USGI” or the “Adviser”), the investment adviser to the Target Fund, has continued to subsidize the Target Fund in the form of waivers of its advisory fee and reimbursement of Target Fund expenses. In addition, USGI also faces significant hurdles in attracting investor interest in the Target Fund, in part because of competition from other domestic equity products. The Board and USGI have discussed various potential options for the Target Fund going forward, given the Target Fund’s small size and its difficulty in attracting assets. After consideration

 i

of various alternatives, USGI has determined that the Target Fund could potentially benefit from potential economies of scale that could be achieved as a result of merging with the Acquiring Fund.

USGI believes that, as shareholders of the Acquiring Fund, shareholders of the Target Fund may benefit from growth opportunities in the global markets that may not exist in the U.S. market. The luxury goods space is a niche market with few investment products available in the U.S. A growing middle class and creation of wealth seen primarily in Asian markets benefits this area of the market. Trends in modern luxury products, such as a transformation from custom-made works with exclusive distribution practices by specialized, quality-minded small business to a mass production of specialty branded goods by profit-focused corporations and marketers, make the luxury goods market an attractive investment opportunity. In addition, USGI believes that the Reorganization will provide the Acquiring Fund with an opportunity to achieve certain economies of scale while reducing expenses to all shareholders.

Prior to July 1, 2020, the Global Luxury Goods Fund operated as the Holmes Macro Trends Fund. At a meeting of the Board held on March 27, 2020, the Board approved, at the recommendation of USGI, changes to the fund’s name and investment strategies, among other things, in order to highlight a focus on luxury goods-related investments. Performance and the fees and expenses of the Global Luxury Goods Fund, prior to July 1, 2020, are that of the operation of the Fund as the Holmes Macro Trends Fund.

Question: What are the differences in fees?

Answer: The annual advisory fee to be charged by USGI to the Acquiring Fund will be 1.00% of average daily net assets, subject to performance adjustments, which is higher than the Target Fund’s current annual advisory fee of 0.80% of average daily net assets, which is also subject to performance adjustments. A performance adjustment may increase or decrease the base advisory fee rate. Pursuant to the performance-based adjustment, if a Fund’s performance exceeds that of its designated benchmark, USGI receives a higher advisory fee; if a Fund underperforms its benchmark, USGI receives a lower advisory fee. Both Funds’ performance adjustments are calculated in the same manner: a fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5%, there will be no adjustment to the base fee (known as the “null zone”). If a fund’s cumulative performance exceeds by 5% or more its designated benchmark, the base advisory fee is increased by 0.25%; if a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. Thus, the maximum range of advisory fees currently payable by the Target Fund to the Adviser is 0.55% to 1.05% of average daily net assets and the maximum range of advisory fees payable by the Acquiring Fund to the Adviser is 0.75% to 1.25% of average daily net assets, depending on each Fund’s performance relative to its respective benchmark index. The benchmark index for the Target Fund is the S&P 500 Index, and the benchmark index for the Acquiring Fund is the S&P Composite 1500 Index. After the Reorganization, the performance adjustment will be made to the combined fund’s base rate based on the S&P Composite 1500 Index.

The Total Annual Fund Operating Expenses of the Acquiring Fund, both before and after the Reorganization, are anticipated to be lower than the Total Annual Fund Operating Expenses of the Target Fund. USGI has also contractually agreed to cap the fees and expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) of the Acquiring Fund’s shares at 1.80% of the Acquiring Fund’s average daily net assets through April 30, 2022, which is lower than the Target Fund’s current voluntary expense cap of 2.20% and also lower than the Total Annual Fund Operating Expenses of the Target Fund (1.90%).

USGI believes the Reorganization would be beneficial to shareholders and would potentially make the Acquiring Fund more attractive to prospective investors. This could increase the Acquiring Fund’s asset base, which could over time result in lower operating expenses as a percentage of assets.

Question: Who will manage the Acquiring Fund?

Answer: USGI is the investment adviser to the Target Fund and the Acquiring Fund and provides day-to-day portfolio management services to the Target Fund and the Acquiring Fund. After the Reorganization of the Target Fund, USGI will remain the Acquiring Fund’s investment adviser. The portfolio managers of the Target Fund are the same as the portfolio managers of the Acquiring Fund, and the portfolio managers will remain the same after the Reorganization.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Target Fund. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold the number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Target Fund, the transaction is generally not expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about December 4, 2020.

Question: Will the Board and Service Providers Change?

Answer: No. The Target Fund and the Acquiring Fund, which are each separate series of the Trust, share the same board of trustees and the same arrangements for custody, administration, accounting, transfer agency, and distribution services.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund. While the Acquiring Fund’s investment objective is the same as that of the Target Fund, the Acquiring Fund’s investment strategies are different than the Target Fund’s investment strategies, as further described in the attached Proxy Statement. USGI will continue to serve as investment adviser to the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization.

Both the Target Fund and the Acquiring Fund invest in the equity securities of companies of any market capitalizations. The primary difference will be that the Acquiring Fund seeks long-term capital appreciation by focusing its investments on global, rather than domestic, companies and, in particular, on investments in luxury goods companies, whereas the Target Fund currently seeks long-term capital appreciation by focusing on investments in companies located in the United States.

Following the Reorganization, you will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Target Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales load, contingent deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the Reorganization except that the Funds may incur transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000.

Question: What is the investment strategy of the Acquiring Fund?

Answer: Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts and Global Depository Receipts).

The Global Luxury Goods Fund also may purchase call and put options and enter into covered option writing transactions. In addition, the Global Luxury Goods Fund may participate in private placements and may invest up to 15% of its net assets in illiquid securities.

The Global Luxury Goods Fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The Global Luxury Goods Fund may invest in companies of any market capitalization.

The Global Luxury Goods Fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the Global Luxury Goods Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The Global Luxury Goods Fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Global Luxury Goods Fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The Global Luxury Goods Fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the Global Luxury Goods Fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The primary difference between the investment strategy for the Target Fund and the investment strategy for the Acquiring Fund is that the Acquiring Fund’s principal investment strategies are more focused on global, rather than domestic, investments and are focused, in particular, on investments in luxury goods companies, whereas the Target Fund’s principal investment strategies are focused on investments in companies located in the United States. If the Proposal is approved, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, as a result, the way in which Target Fund shareholders’ investments are managed will change accordingly.

Prior to July 1, 2020, the Global Luxury Goods Fund operated as the Holmes Macro Trends Fund, a series of the Trust. At a meeting of the fund’s Board held on March 27, 2020, the Board approved, at the recommendation of USGI, changes to the fund’s name and investment strategies, among other things, in order to highlight a focus on luxury goods-related investments, as described above. In approving the changes to the fund, the Board considered a variety of factors and information before concluding that the changes were in the best interests of the Global Luxury Goods Fund’s shareholders. Performance and the fees and expenses of the Global Luxury Goods Fund, prior to July 1, 2020, are that of the operation of the Fund as the Holmes Macro Trends Fund.

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Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: The Acquiring Fund will pay a higher annual advisory fee rate to USGI than is currently paid by the Target Fund to USGI, though the advisory fees paid by both the Acquiring Fund and the Target Fund are subject to a performance-based adjustment. Following the Reorganization, the Total Annual Fund Operating Expenses of the Acquiring Fund are anticipated to be less than those of the Target Fund due to an increase in the total asset base of the Acquiring Fund and no material difference in expenses, such as accounting, administration, transfer agency, custody and auditing fees. In addition, USGI has contractually agreed to cap the fees and expenses of the Acquiring Fund (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) at 1.80% through at least April 30, 2022, a level which is lower than the current voluntary fee and expense cap levels of the Target Fund (2.20%) and the Total Annual Fund Operating Expenses of the Target Fund (1.90%). USGI believes that the lower net fees may potentially make the Acquiring Fund more attractive to prospective investors and potentially result in an increase in the Acquiring Fund’s asset base, which could over time result in lower operating expenses as a percentage of assets.

Question: What is the tax impact on my investment?

Answer: The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes (although there can be no assurance that the Internal Revenue Services (“IRS”) will adopt a similar position). This means the shareholders of the Target Fund will not recognize any gain or loss for federal tax purposes as a result of the exchange of their shares in the Target Fund for Acquiring Fund shares pursuant to the Reorganization. As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov. In connection with the Reorganization, the Adviser anticipates that up to approximately 66% of the Target Fund’s portfolio may be repositioned, which is expected to result in approximately $16,000 in transaction and brokerage expenses to the Funds. This repositioning, however, is not expected to have a material tax impact on shareholders. Prior to and in anticipation of the closing of the Reorganization, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Target Fund, which may include the liquidation of the Target Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of USGI, the Board unanimously approved the Plan and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: USGI will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. USGI will pay these costs regardless of whether the Reorganization is consummated. The Target Fund will not incur any expenses in connection with the Reorganization except that the Target Fund may incur transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call (866) 356-7813 if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

OCTOBER 9, 2020

FOR THE REORGANIZATION OF

All American Equity Fund,

a series of U.S. Global Investors Funds

Three Canal Plaza, Suite 600

Portland, Maine 04101

1-800-873-8637

INTO

Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund),

a series of U.S. Global Investors Funds

Three Canal Plaza, Suite 600

Portland, Maine 04101

1-800-873-8637

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of U.S. Global Investors Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of All American Equity Fund, a series of the Trust (the “Target Fund”), to be held at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101, on November 27, 2020 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund) (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Target Fund and Acquiring Fund are each a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Target Fund and Acquiring Fund, each dated May 1, 2020, as supplemented July 1, 2020.

The Funds’ Prospectus dated May 1, 2020, as supplemented July 1, 2020, and Annual Report to Shareholders for the fiscal year ended December 31, 2019, containing audited financial statements, have been previously mailed to shareholders. The Funds’ Semi-Annual Report to Shareholders for the semi-annual period ended June 30, 2020, has also been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-800-873-8637.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated May 1, 2020, as supplemented July 1, 2020, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-800-873-8637. The Trust expects that this Proxy Statement will be mailed to shareholders on or about October 9, 2020.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on November 27, 2020. This Proxy Statement is available on the Internet at https://vote.proxyonline.com/USGIF/docs/Allamerican2020.pdf. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call (866) 356-7813. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: October 9, 2020

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents

I.	Proposal - To Approve the Agreement and Plan of Reorganization		4
A.	Overview		4
B.	Comparison Fee Tables and Examples		7
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		8
D.	Comparison of Investment Restrictions		15
E.	Comparison of Investment Advisory Agreements		17
F.	Comparison of Distribution, Purchase and Redemption Procedures and Valuation Procedures		18
G.	Key Information About the Reorganization		23
	1.	Agreement and Plan of Reorganization	23
	2.	Description of the Acquiring Fund’s Shares	24
	3.	Board Considerations Relating to the Proposed Reorganization	25
	4.	Federal Income Tax Consequences	27
	5.	Comparison of Forms of Organization and Shareholder Rights	30
	6.	Capitalization	31
H.	Additional Information about the Funds		32
	1.	Past Performance of the Funds	32
	2.	Investment Adviser and Portfolio Managers	32
	3.	Trustees and Service Providers for the Target Fund and Acquiring Fund	32
III.	Voting Information		35
A.	General Information		35
B.	Method and Cost of Solicitation		37
C.	Right to Revoke Proxy		37
D.	Voting Securities and Principal Holders		37
E.	Interest of Certain Persons in the Transaction		37
III.	Miscellaneous Information		37
A.	Other Business		37
B.	Next Meeting of Shareholders		37
C.	Legal Matters		38
D.	Auditors		38
E.	Information Filed with the SEC		38
	APPENDIX A – Form of Agreement and Plan of Reorganization		A-1
	APPENDIX B – More Information about the Acquiring Fund		B-1

I.           Proposal - To Approve the Agreement and Plan of Reorganization

A.          Overview

Based on the recommendation of U.S. Global Investors, Inc. (“USGI”), the investment adviser for the Target Fund and Acquiring Fund, the Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the Acquiring Fund, each a series of U.S. Global Investors Funds (the “Trust”) (the Target Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of each Fund and their respective shareholders. The Board considered and approved the Reorganization at a meeting held on June 24, 2020, subject to the approval of the Target Fund’s shareholders. If shareholders approve the Reorganization, then all of the assets and liabilities of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

While the Acquiring Fund’s investment objective is the same as that of the Target Fund, the Acquiring Fund’s investment strategies are different than the Target Fund’s investment strategies, as described in more detail below. The primary differences will be that the Acquiring Fund’s principal investment strategies are more focused on global, rather than domestic, investments and are focused, in particular, on investments in luxury goods companies, whereas the Target Fund’s principal investment strategies are focused on investments in companies located in the United States. After the Reorganization of the Target Fund, USGI will continue to serve as the Acquiring Fund’s investment adviser.

The Target Fund currently operates as a separate series of the Trust. The Target Fund is relatively small, with approximately $12.1 million in assets, as of September 30, 2020. Since the Target Fund’s inception, the Target Fund has been unable to grow to a sufficient size in order to achieve economies necessary for the operation of a mutual fund. The low level of assets in the Target Fund contributes to a higher expense ratio, which provides a drag on the Target Fund’s performance, making it difficult for the Target Fund to outperform its primary benchmark. U.S. Global Investors, Inc. (“USGI” or the “Adviser”), the investment adviser to the Target Fund, has continued to subsidize the Target Fund in the form of waivers of its advisory fee and reimbursement of Target Fund expenses. USGI also faces significant hurdles in attracting investor interest in the Target Fund due to the numerous domestic equity products that are already available with little or no fees. The Board and USGI have discussed various potential options for the Target Fund going forward, given the Target Fund’s small size and its difficulty in attracting assets. After consideration of various alternatives, USGI has determined that the Target Fund could potentially benefit from potential economies of scale that could be achieved as a result of merging with the Acquiring Fund.

USGI believes that, as shareholders of the Acquiring Fund, shareholders of the Target Fund may benefit from growth opportunities in the global markets that may not exist in the U.S. market. The luxury goods space is a niche market with no existing investment products available in the U.S. A growing middle class and creation of wealth seen primarily in Asian markets benefits this area of the market. Trends in modern luxury products, such as a transformation from custom-made works with exclusive distribution practices by specialized, quality-minded small business to a mass production of specialty branded goods by profit-focused corporations and marketers, make the luxury goods market an attractive investment opportunity. In addition, USGI believes that the Reorganization will provide the Acquiring Fund with an opportunity to achieve certain economies of scale while reducing expenses to all shareholders.

Prior to July 1, 2020, the Global Luxury Goods Fund operated as the Holmes Macro Trends Fund. At a meeting of the Board held on March 27, 2020, the Board approved, at the recommendation of USGI, changes to the fund’s name and investment strategies, among other things, in order to highlight a focus on luxury goods-related investments. Performance and the fees and expenses of the Global Luxury Goods Fund, prior to July 1, 2020, are that of the operation of the Fund as the Holmes Macro Trends Fund.

The Trust is a multiple series trust that offers a number of portfolios managed by USGI. As of September 30, 2020, the Trust consisted of multiple portfolios representing approximately $478.8 million in assets. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust by the following:

Service Provider
Administrator	Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) Three Canal Plaza Suite 600 Portland, Maine 04101
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Atlantic Shareholder Services, LLC (d/b/a Apex Fund Services) Three Canal Plaza Suite 600 Portland, Maine 04101
Auditor	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103
Custodian	MUFG Union Bank, N.A. 350 California Street, 6th Floor San Francisco, California 04104

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization so qualifies, the Target Fund and the shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization.

Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting, although the Funds may incur transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000. USGI will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, USGI also may solicit proxies, without special compensation, by telephone or otherwise. USGI will pay these costs regardless of whether the Reorganization is consummated.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Target Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by USGI, as the investment adviser to the Target Fund and Acquiring Fund; (2) that the Target Fund has been unable to grow to a sufficient size in order to achieve the economies associated with efficient operations, and that the Target Fund’s historic performance relative to benchmarks and peers is not likely to generate meaningful new shareholder inflows; (3) that, as shareholders of the Acquiring Fund, shareholders of the Target Fund may benefit from growth and other opportunities in the global market that may not exist in the U.S. market, and that the Reorganization may provide opportunities for all shareholders to experience improved long-term performance; (4) that while the Acquiring Fund’s investment objective is the same as that of the Target Fund, the Acquiring Fund’s investment strategies are different than the Target Fund’s investment strategies and that the Acquiring Fund’s principal investment strategies are more focused on global, rather than domestic, investments and are focused, in particular, on investments in luxury goods companies, whereas the Target Fund’s principal investment strategies are focused on investments in companies located in the United States; (5) that, prior to July 1, 2020, the Global Luxury Goods Fund operated as the Holmes Macro Trends Fund, that the performance and the fees and expenses of the Global Luxury Goods Fund, prior to July 1, 2020, are that of the operation of the Fund as the Holmes Macro Trends Fund, and that the performance of the investment model for the Global Luxury Goods Fund suggested the potential to achieve improved long-term performance for the Target Fund shareholders as shareholders of the Acquiring Fund; (6) that the Reorganization could provide the Target Fund and the Acquiring Fund with an opportunity to achieve certain economies of scale, and reducing expenses to all shareholders; (7) that the investment adviser and portfolio managers of the Target Fund would continue as the investment adviser and portfolio managers of the Acquiring Fund; (8) that the Reorganization would allow Target Fund shareholders who wish to continue to invest in a mutual fund managed by USGI to continue do so; (9) that while the advisory fees to be paid to USGI by the Acquiring Fund under the investment advisory agreement are higher than those paid to USGI by the Target Fund under the investment advisory agreement, the Total Annual Fund Operating Expenses of the Acquiring Fund, both before and after the Reorganization, are anticipated to be lower than the Total Annual Fund Operating Expenses of the Target Fund; (10) that USGI had also contractually agreed, as of the Reorganization, to cap the Acquiring Fund’s investment advisory fee and operating expenses at a rate that is lower than the current voluntary fee and expense cap levels of the Target Fund (2.20%) and the Total Annual Fund Operating Expenses of the Target

Fund (1.90%); (11) that USGI, and not the Target Fund, will bear the costs of the proposed Reorganization except that the Funds may incur transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000; (12) that the Reorganization would not result in the dilution of shareholders’ interests; (13) the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the Target Fund shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (14) that the proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval (or disapproval); (15) that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may vote against the proposal and may also redeem their Target Fund shares before the Reorganization; and (16) that liquidation of the Target Fund would generally be a taxable event in which Target Fund shareholders, that do not become Acquiring Fund shareholders, would recognize gain or loss on their investments for tax purposes.

Based on USGI’s recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote on the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.        Comparison Fee Tables and Examples

The following shows the fees and expenses for the Target Fund and Acquiring Fund based on their respective operating expenses and average net assets for the twelve-month period ended December 31, 2019. The pro forma, which reflects the combined fees and expenses that you may pay if you buy and hold shares of the combined fund after giving effect to the Reorganization, was calculated using the Funds’ operating expenses and average net assets for the twelve-month period ended June 30, 2020, and assumes that the Reorganization occurred on July 1, 2019.

Fees and Expenses
	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma (After Reorganization)(1)
Share Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.56%	0.85%	1.00%
Distribution and service (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.08%	0.59%	0.60%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.90%	1.70%	1.86%
Fee Waiver and/or Expense Reimbursement(4)	-	-	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	1.90%	1.70%	1.81%

(1)	Pro forma is calculated using information for the twelve-month period ended June 30, 2020. The management fee used for the calculation of the pro forma is the contractual management fee rate and, unlike the management fees for the Target Fund and Acquiring Fund, the pro forma does not take into consideration potential performance adjustments.
(2)	The contractual management fees for the Target Fund and Acquiring Fund are 0.80% and 1.00%, respectively, of the Funds’ average daily net assets. However, the management fees paid to USGI by each Fund is subject to a performance adjustment, as described in greater detail below. For the period ended December 31, 2019, the management fees paid to USGI by each Fund were adjusted downward from the contractual rate in accordance with the performance adjustment.
(3)	Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets given in the financial highlights because they do not include acquired fund fees and expenses.
(4)	USGI has contractually agreed limit the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 1.80% for the Global Luxury Goods Fund on an annualized basis, effective upon the Reorganization, through April 30, 2022. This arrangement may not be changed or terminated during this period without approval of the Fund’s Board of Trustees.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$193	$647	$1,127	$2,454
Acquiring Fund	$173	$567	$987	$2,157
Acquiring Fund Pro Forma (After Reorganization)	$184	$575	$996	$2,171

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Target Fund had a portfolio turnover rate of 232% for the fiscal year ended December 31, 2019. The Acquiring Fund had a portfolio turnover rate of 292% for the fiscal year ended December 31, 2019.

C.        The Funds’ Investment Objectives, Principal Investment Strategies and Risks

While the Acquiring Fund’s investment objective is the same as that of the Target Fund, the Acquiring Fund’s investment strategies are different than the Target Fund’s investment strategies, although some portions of the principal investment strategies may overlap. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Fund Characteristics:

	Target Fund	Acquiring Fund
Investment Objective	Seeks long-term capital appreciation.	Same as Target Fund.
80% Investment Policy

Invests at least 80% of its net assets in equity and equity-related securities defined as “all American.”

The Fund considers any of the following companies to be “all American:”

i.     Companies offering stock registered on a U.S. stock exchange;

ii.    Companies offering stock traded on Nasdaq or the domestic over-the-counter markets;

iii.   Companies deriving more than 50% of their revenue from operations in the U.S. at the time of the fund’s investment;

iv.   Companies incorporated in the U.S.; or

v.    Companies having their principal place of business or corporate headquarters located in the U.S.

Invests at least 80% of its net assets in securities of companies producing, processing, distributing, and manufacturing luxury goods products, services, or equipment.

Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services.

Stock Selection Process	“Top-down” macro models and “bottom-up” micro stock selection models.	Same as Target Fund.
Investments in Foreign Securities	The fund invests less than 20% of its assets in foreign companies.	Under normal market conditions, the Fund invests at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S., including emerging markets.
Market Capitalization of Investments	The fund invests in securities of companies of any size.	Same as Target Fund.
Use of Derivatives	The fund may purchase call and put options and enter into covered option writing transactions.	Same as Target Fund.
Diversification	“Diversified.”	Same as Target Fund.

Comparison of Principal Investment Strategies

Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund	Acquiring Fund

Under normal market conditions, the All American Equity Fund will invest substantially all (greater than 80%) of its net assets in equity and equity-related securities defined as “all American.” The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies defined as “all American,” and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The All American Equity Fund will consider any of the following companies to be “all American”:

1.    companies offering stock registered on a United States stock exchange;

2.    companies offering stock traded on Nasdaq or the domestic over-the-counter markets;

3.    companies deriving more than 50% of their revenue from operations in the United States at the time of the fund’s investment;

4.    companies incorporated in the United States; or

5.    companies having their principal place of business or corporate headquarters located in the United States.

The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may participate in private placements, and may invest up to 15% of its net assets in illiquid securities.

The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the

Target Fund	Acquiring Fund

company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. Shareholder yield is a key factor the Adviser considers when evaluating a company. Shareholder yield is determined by the dividends that a company pays to its shareholders and/or by a company buyback of stock from shareholders. The focus of the stock selection is on large capitalization companies.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

Target Fund	Acquiring Fund
excessive volatility, a prolonged general decline, or other adverse conditions.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Target Fund with those of the Acquiring Fund. Because the Funds have substantially similar investment objectives and strategies, they are subject to similar principal investment risks.

The most notable difference between the principal investment risks of the Target Fund and the Acquiring Fund relate to the fact that the Acquiring Fund will invest a significant portion of its assets in foreign investments, whereas the Target Fund invests substantially all of its investments in domestic investments. As a result, the Acquiring Fund is subject to the additional risks associated with investments in foreign securities, including emerging markets. The Acquiring Fund is also subject to risks associated with investments in the luxury goods markets.

Principal Risks	Target Fund	Acquiring Fund
Consumer Discretionary Risk		X
Convertible Securities Risk	X	X
Depositary Receipts Risk	X	X
Exchange-Traded Funds Risk	X	X
Fixed-Income Securities Risk		X
Foreign Securities Risk/Emerging Markets Risk		X
Growth Stock Risk	X	X
Illiquidity Risk	X	X
Large Capitalization Company Risk	X	X
Main Risk	X	X
Market Risk	X	X
Options Risk	X	X
Over-the-Counter Risk	X
Portfolio Management Risk	X	X
Portfolio Turnover Risk	X	X
Private Placement Risk		X
Recent Market Events Risk	X	X
Risk of Investing in the Luxury Goods Industry		X
Sector Risk	X	X
Small- and Mid-Sized Companies Risk	X	X
Warrants Risk	X	X

RECENT MARKET EVENTS. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the fund. A recent, global outbreak of respiratory disease caused by a novel coronavirus has resulted in closing borders, healthcare service preparation and delivery disruptions, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics generally could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen and may be short term or may last for an extended period of time.

MAIN RISK. The fund is designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. As with all mutual funds, loss of money is a risk of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

PORTFOLIO MANAGEMENT RISK. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives.

PORTFOLIO TURNOVER RISK. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

RISKS OF INVESTING IN THE LUXURY GOODS INDUSTRY. Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

GROWTH STOCK RISK. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

SECTOR RISK. From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

CONSUMER DISCRETIONARY SECTOR RISK. Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

SMALL- AND MID-SIZED COMPANIES RISK. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

LARGE CAPITALIZATION COMPANY RISK. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

OPTIONS RISK. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two- and one-half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

ILLIQUIDITY RISK. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

WARRANTS RISK. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

EXCHANGE-TRADED FUNDS RISK. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

DEPOSITARY RECEIPTS RISK. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

FOREIGN SECURITIES RISK/EMERGING MARKETS RISK. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

CONVERTIBLE SECURITIES RISK. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

FIXED-INCOME SECURITIES RISK. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened. Fixed- income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

OVER-THE-COUNTER RISK. Securities traded in the over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the fund pays as part of the purchase price.

PRIVATE PLACEMENT RISK. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

D.          Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Target Fund and the Acquiring Fund are set forth in the following table. The fundamental and non-fundamental investment limitations of the Target Fund and Acquiring Fund are identical. The fundamental limitations may only be amended with shareholder approval.

Target Fund’s and Acquiring Fund’s Fundamental Limitations
Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Fund may not engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.
Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

Target Fund’s and Acquiring Fund’s Fundamental Limitations
Fund may not purchase or sell commodities or commodity contracts, except a fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
Fund may not make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

The Target Fund and Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Target Fund’s Non-Fundamental Limitations	Acquiring Fund’s Non-Fundamental Limitations
Fund will not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).	Same as Target Fund.
Fund will not purchase securities on margin, except (i) short-term credits as are necessary for the clearance of transactions, and (ii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.	Same as Target Fund.
Fund will not make short sales, except short sales against the box shall not constitute selling securities short.	Not applicable.

E.         Comparison of Investment Advisory Agreements

USGI, 7900 Callaghan Road, San Antonio, Texas 78229, serves as the investment adviser to each of the Target Fund and Acquiring Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust. USGI was organized in 1968. The Investment Advisory Agreement between the Trust and USGI describes the services USGI provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. Under the terms of the Investment Advisory Agreement, USGI is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund or a Fund’s shareholders in connection with the matters to which the Investment Advisory Agreement relates in the absence of bad faith, willful misfeasance or gross negligence in the performance of USGI’s duties under the Investment Advisory Agreement or by reason of USGI’s reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

Pursuant to the terms of the Investment Advisory Agreement, USGI receives an advisory fee from the Target Fund at an annual rate equal to 0.80% of the Target Fund’s monthly average net assets less than or equal to $500 million, and 0.75% of the Target Fund’s monthly average net assets greater than $500 million. USGI has voluntarily agreed to waive its fee and/or reimburse Target Fund expenses to limit Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Target Fund (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to 2.20% of the Target Fund’s average daily net assets through April 30, 2021.

Pursuant to the terms of the Investment Advisory Agreement, USGI receives an advisory fee from the Acquiring Fund at an annual rate equal to 1.00% of the Acquiring Fund’s monthly average net assets. USGI has voluntarily agreed to waive its fee and/or reimburse Acquiring Fund expenses to limit Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Acquiring Fund (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to 2.20% through April 30, 2021. Upon the Reorganization, USGI has contractually agreed to waive its fee and/or reimburse Acquiring Fund expenses to limit Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Acquiring Fund (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to 1.80% through at least April 30, 2022.

The Funds are subject to a performance fee. A performance adjustment may increase or decrease the base advisory fee rate. Pursuant to the performance-based adjustment, if a Fund’s performance exceeds that of its designated benchmark, USGI receives a higher advisory fee; if a Fund underperforms its benchmark, USGI receives a lower advisory fee. Both Funds’ performance adjustments are calculated in the same manner: a fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5%, there will be no adjustment to the base fee (known as the “null zone”). If a fund’s cumulative performance exceeds by 5% or more its designated benchmark, the base advisory fee is increased by 0.25%; if a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. Thus, the maximum range of advisory fees currently payable by the Target Fund to the Adviser is 0.55% to 1.05% of average daily net assets and the maximum range of advisory fees payable by the Acquiring Fund to the Adviser is 0.75% to 1.25% of average daily net assets, depending on each Fund’s performance relative to its respective benchmark index. For the fiscal year ended December 31, 2019, the actual advisory fee rate paid to USGI by the Target Fund was 0.56%. For the fiscal year ended December 31, 2019, the actual advisory fee rate paid to USGI by the Acquiring Fund was 0.85%. The benchmark index for the Target Fund is the S&P 500 Index and the benchmark index for the Acquiring Fund is the S&P Composite 1500 Index.

Effective July 1, 2020, the Board approved, at the recommendation of the Adviser, changes to the Acquiring Fund’s name, principal investment strategy, and primary benchmark index, in order to highlight a focus on luxury goods-related investments. In particular, the Acquiring Fund’s primary benchmark index was changed from the S&P Composite 1500 Index to the S&P Global Luxury Index, effective July 1, 2020. At a meeting of the Board held on September 10, 2020, the Board, at the recommendation of the Adviser in response to regulatory considerations, subsequently approved a change in the Acquiring Fund’s primary benchmark index from the S&P Global Luxury Index to the S&P Composite 1500 Index, effective September 29, 2020. As a result, the S&P Composite 1500 Index serves as the Fund’s primary benchmark index, including for purposes of determining the applicability of the performance-based adjustment to the Adviser’s advisory fee rate, until such a time as a change in the Acquiring Fund’s primary benchmark index is approved by the Acquiring Fund’s shareholders. For the months of July and August 2020, the Acquiring Fund underperformed the S&P Global Luxury Index such that the performance-based adjustment was applied, and the advisory fee paid by the Acquiring Fund to the Adviser was adjusted downward. If the S&P Composite 1500 Index had been the Acquiring Fund’s primary benchmark index during the months of July and August 2020, the same downward performance adjustment would have applied and there would have been no difference in the advisory fee paid by the Acquiring Fund to the Adviser

A discussion regarding the basis for the board of trustees’ approval of the investment advisory contract of the Funds is available in the Funds’ annual report to shareholders covering the period of January 1, 2019 to December 31, 2019.

F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Target Fund	Acquiring Fund
Foreside Fund Services, LLC is the Distributor (also known as the principal underwriter) of the shares of the Target Fund.	Same as Target Fund.

If shares of the Fund are purchased through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions.

USGI may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the Fund. These fees will be paid periodically and will generally be based

Same as Target Fund.

Target Fund	Acquiring Fund

on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by USGI or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.

From time to time, USGI may also pay non-cash compensation to the sales representatives of intermediaries in the form of occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services, the Fund has adopted a Shareholder Services Plan. The Shareholder Services Plan provides that the Fund may pay a monthly fee up to 20 basis points (0.20%) on the value of the shares of the Fund held in accounts at the institutions. These fees cover the usual transfer agency functions.	Same as Target Fund.

Purchase and Redemption Procedures

The following highlights the purchase and redemption policies of the Target Fund and the Acquiring Fund.

	Target Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment

You can open an account or add to your account by mailing a check or by wiring money to your account. The investment minimums are:

Initial Purchase: $5,000

Additional Purchases: $100 minimum per transaction

Automatic Investing – ABC Investment Plan: $1,000 initial investment, which must be made by check or wire.

Same as Target Fund.
Purchase of Shares	You may purchase shares of the Target Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in	Same as Target Fund.

	Target Fund	Acquiring Fund
good order.
Redeeming (Selling) Shares	Payment for shares redeemed, including during stressed market conditions, will be mailed to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the transfer agent, Apex Fund Services. The funds may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Target Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. If any portion of the shares to be redeemed represents an investment made by check, the funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.	Same as Target Fund.
Systematic Investments	The Target Fund allows investors to establish a systematic investment plan to automatically invest a specific amount of money into their account. The ABC Investment Plan® requires a $1,000 initial investment, which must be made by check or wire. The Target Fund also allows investors to establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares.	Same as Target Fund.
Exchanges	The Target Fund allows shareholders to exchange shares of the Target Fund into shares of another fund managed by USGI. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss.	Same as Target Fund.
Small Accounts	The Target Fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose	Same as Target Fund.

	Target Fund	Acquiring Fund
registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.
Redemption Fees	None.	Same as Target Fund.
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.	Same as Target Fund.
Redemptions In-Kind	Redemption proceeds are normally paid in cash. If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Target Fund’s net assets, if less), and if deemed appropriate and advisable by the Adviser, the Target Fund reserves the right to make payments in whole or in part in securities or other assets of the Target Fund pursuant to procedures adopted by the Board. If the Target Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Target Fund’s portfolio, individual securities, or a representative basket of securities.	Same as Target Fund.
Dividends and Distributions	Distributions will automatically be reinvested in Target Fund shares unless you elect to have your distributions paid in cash by check or directly deposited to your bank account of record. The Target Fund generally distributes income dividends monthly and capital gains, if any, annually in December.	Same as Target Fund.
Frequent Trading	The Target Fund’s board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds. The Target Fund will not knowingly accommodate frequent purchases or redemptions of fund shares.	Same as Target Fund.

	Target Fund	Acquiring Fund
Focus is placed on identifying purchase and redemption transactions in an account over a certain dollar amount within a predetermined period of time, as provided for in the Target Fund’s policies and procedures.
Net Asset Value Per Share (“NAV”)/Fair Valuation

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after the Target Fund receives your request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If the Target Fund receives your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If the Target Fund receives your request or payment after that time, your transaction will be effective on the next day the fund is open for business.

When a fund calculates its NAV, it values the securities it holds at market value. Shares of any underlying funds will be valued at their respective NAV. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, if this is determined to approximate market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

When market quotations are readily available for portfolio securities which trade on an exchange or market within

Same as Target Fund.

Target Fund	Acquiring Fund
the Western Hemisphere, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market on which the securities principally trade. Equity securities primarily traded on an exchange or market outside the Western Hemisphere are generally valued at the price that is an estimate of fair value, as provided by an independent third party. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds’ board has determined to fair value certain securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring Fund received in exchange for the Target Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Target Fund by instructing the Target Fund’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Target Fund. The expenses associated with the Reorganization will not be borne by the Target Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for the Target Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of full and fractional shares of shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Target Fund at the time of the exchange.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on or about December 4, 2020, or such other date agreed to by the Trust.

USGI has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that USGI’s payment of those costs would result in certain adverse tax consequences, and other than the transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000. USGI will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board if, among other reasons, the Board determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

3.	Board Considerations Relating to the Proposed Reorganization

In approving the Reorganization, the Board, including the Independent Trustees, determined that, based upon the factors summarized herein and other considerations deemed relevant to individual Trustees, participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of a Reorganization. The Board considered and discussed matters relating to the Reorganization at a Board meeting held on June 24, 2020 (“Board Meeting”). The Board, including the Independent Trustees, unanimously approved the Reorganization at the Board Meeting and unanimously recommends that you vote “FOR” the proposal if you believe that the Reorganization from the All American Equity Fund into the Global Luxury Goods Fund is consistent with your investment goals. The determination to approve the Reorganization was made on the basis of each Trustee’s judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

The primary factors considered by the Board with regard to the Reorganization include the following:

At the Board meetings, USGI provided information to the Board about the Reorganization and USGI recommended that the Trustees approve the Reorganization. After careful consideration, the Trustees (including all of the Independent Trustees), determined that the Reorganization would be in the best interests of the Target Fund and their shareholders, and unanimously approved the Reorganization Agreement.

In approving the proposed Reorganization, the Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the Reorganization was recommended by USGI, as the investment adviser to the Target Fund and Acquiring Fund;

●	that the Target Fund has been unable to grow to a sufficient size in order to achieve the economies associated with efficient operations, and that the Target Fund’s historic performance relative to benchmarks and peers is not likely to generate meaningful new shareholder inflows;

●	that, as shareholders of the Acquiring Fund, shareholders of the Target Fund may benefit from growth and other opportunities in the global market that may not exist in the U.S. market, and that the Reorganization may provide opportunities for all shareholders to experience improved long-term performance;

●	that while the Acquiring Fund’s investment objective is the same as that of the Target Fund, the Acquiring Fund’s investment strategies are different than the Target Fund’s investment strategies and that the Acquiring Fund’s principal investment strategies are more focused on global, rather than domestic, investments and are focused, in particular, on investments in luxury goods companies, whereas the Target Fund’s principal investment strategies are focused on investments in companies located in the United States;

●	that, prior to July 1, 2020, the Global Luxury Goods Fund operated as the Holmes Macro Trends Fund, that the performance and the fees and expenses of the Global Luxury Goods Fund, prior to July 1, 2020, are that of the operation of the Fund as the Holmes Macro Trends Fund, and that the performance of the investment model for the Global Luxury Goods Fund suggested the potential to achieve improved long-term performance for the Target Fund shareholders as shareholders of the Acquiring Fund;

●	that the Reorganization could provide the Target Fund and the Acquiring Fund with an opportunity to achieve certain economies of scale, thereby reducing expenses to all shareholders;

●	that the investment adviser and portfolio managers of the Target Fund would continue as the investment adviser and portfolio managers of the Acquiring Fund;

●	that the Reorganization would allow Target Fund shareholders who wish to continue to invest in a mutual fund managed USGI to do so;

●	that, while the advisory fees to be paid to USGI by the Acquiring Fund under the investment advisory agreement are higher than those paid to USGI by the Target Fund under the investment advisory agreement, the Total Annual Fund Operating Expenses of the Acquiring Fund, both before and after the Reorganization, are anticipated to be lower than the Total Annual Fund Operating Expenses of the Target Fund;

●	that USGI had also contractually agreed, as of the Reorganization, to cap the Acquiring Fund’s investment advisory fee and operating expenses at a rate that is lower than the current voluntary fee and expense cap levels of the Target Fund (2.20%) and the Total Annual Fund Operating Expenses of the Target Fund (1.90%);

●	that USGI, and not the Target Fund, will bear the costs of the proposed Reorganization except that the Funds may incur transaction costs in connection with transitioning the portfolio, which costs are expected to be approximately $16,000;

●	that the Reorganization would not result in the dilution of shareholders’ interests;

●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the Target Fund shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval (or disapproval);

●	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may vote against the proposal and may also redeem their Target Fund shares before the Reorganization; and

●	that liquidation of the Target Fund would generally be a taxable event in which Target Fund shareholders, that do not become Acquiring Fund shareholders, would recognize gain or loss on their investments for tax purposes.

The Board also considered that the proposed Reorganization might provide certain benefits to USGI. These benefits include providing USGI with a better opportunity to retain its assets under management than a liquidation of the Target Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by USGI is in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Target Fund do not approve the Reorganization, the Target Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including liquidation of the Target Fund.

4.	Federal Income Tax Consequences

For each year of its existence, each Fund has had in effect an election to be, and the Trust believes each Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Target Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

●	the acquisition by the Acquiring Fund of the assets of the Target Fund, solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

●	no gain or loss will be recognized by the Target Fund upon the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund shares, and the assumption by the Acquiring Fund of the liabilities of the Target Fund under Sections 361(a) and 357 of the Code;

●	no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, under Section 1032(a) of the Code;

●	no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund under Section 361(c)(1) of the Code;

●	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

●	the holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;

●	no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of the Target Fund shares solely for the Acquiring Fund shares (including fractional shares to which they may be entitled) under Section 354(a) of the Code;

●	the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares of each Target Fund shareholder exchanged therefor under Section 358(a)(1) of the Code;

●	the holding period of the Acquiring Fund shares received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares of each Target Fund shareholder surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and,

●	the Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury regulations) the items of the Target Fund described in Section 381(c) of the Code, as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of the Reorganization, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

The tax attributes, including capital loss carryovers, of the Target Fund move to the Acquiring Fund in the Reorganization. The capital loss carryovers of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to increase the amount of taxable gain to the combined Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year.

The aggregate capital loss carryovers of the Target Fund and the approximate annual limitation on the use by the corresponding Target Fund, post-closing, of the smaller Fund’s capital loss carryovers following the Reorganization are below. The annual limitation is based on the long-term tax-exempt rate for ownership changes as of June 2020 of 1.09%.

	Target Fund	Acquiring Fund
	As of 12/31/2019	As of 12/31/2019
Aggregate capital loss carryovers	$289,028	-
Unrealized appreciation (depreciation) on a tax basis	$964,918	($3,466)
Net asset value	$14,161,900	$35,075,632

Annual limitation on use of capital loss carryovers	$154,365	N/A

Appreciation in Value of Investments. Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the combined Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. At December 31, 2019, the Target Fund had unrealized appreciation of $964,918 and the Acquiring Fund had unrealized depreciation of ($3,466). As a result, shareholders of the Target Fund may receive a lesser amount of taxable capital gain distributions than they would have had the Reorganization not occurred.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust is a Delaware statutory trust governed by its Declaration of Trust and a Board of Trustees. The operations of the Trust are also governed by applicable state and federal law.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Trust’s Declaration of Trust, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Declaration of Trust): (a) the election of Trustees as required by law; (b) the removal of Trustees; (c) any investment advisory or management contract; (d) an amendment of the Declaration of Trust; (e) termination of the Trust under the circumstances set forth in the Declaration of Trust; and (f) such additional matters relating to the Trust as may be required by law, the Declaration of Trust, or the By-Laws or any registration of the Trust with the SEC or any state, or as the Board of the Trust may consider desirable.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual series or class, except: (a) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series or class; and (b) when the Trustees have determined that the matter affects the interests of more than one series or class, then the shareholders of all such affected series or class shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one (1) or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one (1) vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-Laws. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the shareholders of one or more series of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, shares may be voted only in person or by written proxy. Until shares are issued, the Trustees may exercise all rights of shareholders and may take any action required or permitted by law, the Declaration of Trust or any of the By-Laws of the Trust to be taken by shareholders. Meetings of shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the Declaration of Trust and the By-Laws.

Shareholder Meetings. The Trust is not required to, and does not have, annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Declaration of Trust. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The Trust must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the outstanding shares of the such series or class entitled to vote.

Shareholder Liability. The Trust’s Declaration of Trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of the Trust or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Fund or the Acquiring Fund. Shareholders of the Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. The Trust indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Board may amend or otherwise supplement the Declaration of Trust by making an amendment, a trust instrument supplemental, or an amended and restated trust instrument; provided, that shareholders shall have the right to vote on any amendment that is required to be approved by the shareholders by applicable law or the Trust’s registration statement(s) filed with the SEC or that is submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series shall be authorized by vote of the shareholders of each series affected and no vote of shareholders of a series not affected shall be required. No amendment shall limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to action or omission of covered persons prior to such amendment.

The foregoing is a very general summary of certain provisions of the Declaration of Trust governing the Trust. It is qualified in its entirety by reference to the Declaration of Trust.

6.	Capitalization

The following table shows, as of September 30, 2020, (1) the unaudited capitalization of the Target Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$12,103,585.35	$23.88	506,842
Acquiring Fund	$30,756,123.31	$16.70	1,841,628
Adjustments	-	-	217,980
Acquiring Fund (Pro forma)	$42,859,708.66	$16.70	2,566,450

H.	Additional Information about the Funds

1.       Past Performance of the Target Fund

Performance Summary

The performance table that follows provides some indication of the risks and variability of investing in the Target Fund by showing the changes in the Target Fund’s performance from year to year, and by showing how the Target Fund’s average annual total returns for the one year, five years and ten years ended June 30, 2020, compare with those of a broad measure of market performance. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Updated performance information, current through the most recent month end, is available at 1-800-873-8637.

Average Annual Total Returns (for periods ended June 30, 2020)

	1 Year	5 Year	10 Year
Return Before Taxes	-7.62%	-0.53%	6.14%
Return After Taxes on Distributions	-8.23%	-1.66%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	-4.34%	-0.65%	4.70%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	7.51%	10.73%	13.99%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

2.           Past Performance of the Acquiring Fund

Performance Summary

The performance table that follows provides some indication of the risks and variability of investing in the Acquiring Fund by showing the changes in the Acquiring Fund’s performance from year to year, and by showing how the Acquiring Fund’s average annual total returns for the one year, five years and ten years ended June 30, 2020, compare with those of a broad measure of market performance. The Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Acquiring Fund changed its investment strategy on July 1, 2020. Prior to that date, the Acquiring Fund invested in a diversified portfolio of equity and equity-related securities of companies in the S&P Composite 1500 Index, with a focus on companies achieving high return on invested capital metrics and an emphasis on mid-capitalization companies. Different investment strategies may lead to different performance results. The Acquiring Fund’s performance for periods prior to July 1, 2020 reflects the investment strategy in effect prior to that date.

Effective September 29, 2020, the Fund changed its primary benchmark from the S&P Global Luxury Index to the S&P Composite 1500 Index, although the Fund will continue to use the S&P Global Luxury Index as a “secondary index.” The Adviser believes that the inclusion in the performance table of the S&P Composite 1500 Index, which is a broad-based securities index, and the S&P Global Luxury Index, which represents a group of securities that aligns more closely with the Fund’s investment strategies, may provide a useful performance comparison to investors. The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600, while the S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

Updated performance information, current through the most recent month end, is available at 1-800-873-8637.

Average Annual Total Returns (for periods ended June 30, 2020)

	1 Year	5 Year	10 Year
Return Before Taxes	-8.30%	2.61%	6.83%
Return After Taxes on Distributions	-8.90%	-0.37%	4.78%
Return After Taxes on Distributions and Sale of Fund Shares	-4.59%	1.16%	4.98%

S&P Composite 1500 TR Index (reflects no deduction for fees, expenses or taxes)	6.08%	10.20%	13.75%
S&P Global Luxury Index (reflects no deduction for fees, expenses or taxes)	-0.14%	6.23%	11.92%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

3.	Investment Adviser and Portfolio Managers

The Target Fund’s investment adviser is USGI, with its principal place of business at 7900 Callaghan Road, San Antonio, Texas 78229. USGI is a registered investment adviser with the SEC and has provided investment advisory services to individuals and institutional accounts since 1968 and to the Target Fund since inception in 1990. USGI is responsible for the day-to-day management of the Target Fund’s portfolio, selection of the Target Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board. As of September 30, 2020, USGI had over $2.2 billion in assets under management. A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and USGI is included in the Target Fund’s annual report for the period ended December 31, 2019. The Target Fund does not have an investment sub-adviser. If the Reorganization is approved, USGI will continue to serve as investment adviser for the Acquiring Fund, as well.

Messrs. Frank E. Holmes, Ralph Aldis, Juan Leon, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the Target Fund. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1999. Mr. Aldis has served as a portfolio manager of the Target Fund since 2015. Ms. Sawicka and Mr. Leon have served as portfolio managers of the Target Fund since 2020.

The Target Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund.

3.       Trustees and Service Providers for the Target Fund and Acquiring Fund

The Trust is governed by its Board of Trustees. Both the Target Fund and Acquiring Fund are series of the Trust so the Reorganization will not result in a change in the Board of Trustees.

Trustees of the Trust

The Board has four trustees, one of whom is considered an “interested trustee,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: David Tucker, Mark D. Moyer, Jennifer Brown-Strabley, and Jessica Chase (interested Trustee).

Service Providers

The following chart describes the service providers to the Target Fund and the Acquiring Fund:

Administrator	Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) Three Canal Plaza Suite 600 Portland, Maine 04101
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Atlantic Shareholder Services, LLC (d/b/a Apex Fund Services) Three Canal Plaza Suite 600 Portland, Maine 04101
Auditor	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103
Custodian	MUFG Union Bank, N.A. 350 California Street, 6th Floor San Francisco, California 04104

III.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101.

You may vote in one of the following ways:

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number on your proxy card to reach an automated touchtone voting line; or
●	call the toll-free number (866) 356-7813 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on September 30, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization of the Target Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Target Fund, which may include the liquidation of the Target Fund.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on September 30, 2020 is the Record Date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. USGI has retained AST Fund Solutions, LLC to provide proxy services, at an anticipated cost of approximately $10,000. USGI will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, LLC, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Target Fund at the Special Meeting. As of the Record Date, there were 506,918.699 shares outstanding and entitled to vote at the Special Meeting.

As of the Record Date, there were 1,841,107.995 shares of the Acquiring Fund outstanding.

To the knowledge of the Target Fund, as of September 30, 2020, the following persons held of record or beneficially 5% or more of the outstanding shares of the Target Fund. Persons holding more than 25% of the outstanding shares of the Target Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Shareholder Name/Address	Number of Shares	Percentage of Total Outstanding Shares of the Fund
Raymond James Association Inc. FBO Customers 13806 Bluff Top Dr San Antonio, TX 78216	38,923.071	7.68%

E.	Interest of Certain Persons in the Transaction

USGI may be deemed to have an interest in the Reorganization because it is the investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. Frank Holmes, Ralph Aldis, Joanna Sawicka and Juan Leon, the portfolio managers of the Target Fund and Acquiring Fund, may be deemed to have an interest in the Reorganization because of their continued service as portfolio managers and continued receipt of compensation for managing the Acquiring Fund, which is conditioned upon the approval of the Reorganization.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Stradley Ronon Stevens & Young LLP.

D.	Auditors

The financial statements of the Target Fund and Acquiring Fund for the year ended December 31, 2019, contained in the Funds’ 2019 Annual Report to Shareholders, has been audited by BBD, LLP, independent registered public accounting firm.

E.	Information Filed with the SEC

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

All American Equity Fund

For a capital share outstanding during the

	Six Months	Year Ended December 31,
	Ended June 30, 2020 (unaudited)	2019		2018	2017	2016	2015
Net asset value, beginning of period	$26.03	$22.29		$24.90	$23.53	$23.60	$27.84
Investment Activities
Net investment income	0.02 *	0.12	*	0.02 *	0.09 *	0.02	0.09
Net realized and unrealized gain (loss)	(3.77)	4.11		(1.55)	1.30	(0.05)	(1.23)
Total from investment activities	(3.75)	4.23		(1.53)	1.39	(0.03)	(1.14)
Distributions
From net investment income	–	–		(0.15)	(0.02)	(0.04)	(0.06)
From net realized gains	–	(0.49)		(0.93)	–	–	(3.04)
Short-Term Trading Fees*	–	–		–	–	0.00 (a)	0.00	(a)
Net asset value, end of period	$22.28	$26.03		$22.29	$24.90	$23.53	$23.60

Total Return(b)	(14.41)%	19.01%		(6.07)%	5.90%	(0.14)%	(4.20)%
Ratios to Average Net Assets:
Net investment income	0.21%	0.49%		0.07%	0.38%	0.06%	0.31%
Total expenses	1.95%	1.93%		1.86%	1.79%	1.75%	1.94%
Expenses waived or reimbursed(c)	(0.10)%	(0.11)%		(0.07)%	(0.04)%	(0.02)%	(0.02)%
Net expenses(d)	1.85%	1.82%		1.79%	1.75%	1.73%	1.92%
Portfolio turnover rate	136%	232	%(e)	244%	346%	303%	109	%(e)
Net assets, end of period (in thousands)	$11,762	$14,162		$13,636	$15,932	$17,350	$19,117

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Six Months	Year Ended December 31,
	Ended June 30, 2020 (unaudited)	2019	2018	2017	2016	2015
Ratios to Average Net Assets:
Expense offset	(0.01)%	(0.11)%	(0.07)%	(0.04)%	(0.02)%	–	(f)

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

A-1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This FORM OF AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of ______, 2020 (the “Agreement”), by and among U.S. Global Investors Funds, a Delaware statutory trust (the “Trust”), with its principal place of business at Three Canal Plaza, Suite 600, Portland, Maine 04101, on behalf of its series the All American Equity Fund (the “Target Fund”) and the Trust, on behalf of its series the Global Luxury Goods Fund (the “Acquiring Fund”), and, solely for purposes of paragraph 9.2 hereof, U.S. Global Investors, Inc. (“USGI”), the investment adviser to the Target Fund and Acquiring Fund, with its principal place of business at 7900 Callaghan Road, San Antonio, Texas 78229. The Acquiring Fund and the Target Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to constitute a “plan of reorganization” as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for (A) the issuance of shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”), and (2) the distribution by the Target Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and each of the Target Fund and the Acquiring Fund is a separate series of the Trust; and

WHEREAS, the Target Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, each Fund is authorized to issue shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund shareholders and is not dilutive of the interests of those shareholders; and

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund shareholders and is not dilutive of the interests of those shareholders;

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE TARGET FUND LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the Target Fund’s shares (as described below), as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2 (a)   The Acquired Assets shall consist of all of the Target Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund or the Trust in respect of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of or access to all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws, to the extent such records pertain to the Target Fund.

(b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and valuation procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.4 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3        The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, use its best efforts to discharge in good faith all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4        On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Trust shall liquidate the Target Fund and distribute pro rata to the Target Fund’s shareholders of record, determined as of the Valuation Time (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of beneficial interest in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Trust transferring the Acquiring

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Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Trust shall record evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6        Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

2.	VALUATION

2.1        The NAV per share of each class of Acquiring Fund Share and the NAV per share of each class of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). The NAV of each Acquiring Fund Share shall be computed in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The NAV of the Target Fund shall be computed in the manner set forth in the Trust’s Declaration of Trust or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information.

2.2        The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the NAV of the Target Fund attributable to each class of Target Fund shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of each Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3        The Acquiring Fund and the Target Fund shall cause a copy of its respective valuation report to be delivered to the other party at the Closing (as defined in Paragraph 3.1). All computations of value shall be made by the pricing agent for the Acquiring Fund and the Target Fund.

3.	CLOSING AND CLOSING DATE

3.1        The Closing Date shall be on or near ________, 2020, or such earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed

3

by the parties. The Closing shall be held at the offices of Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101, or at such other place as the parties may agree.

3.2        Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to Brown Brothers Harriman & Co. (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Target Fund Custodian in book-entry form on behalf of the Target Fund shall be delivered by the Target Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash balances maintained by the Target Fund Custodian shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

3.3        The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Trust, on behalf of the Target Fund, shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

3.4        If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Trust Board), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5        The Target Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Trust’s records by such officers or one of the Trust’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

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4.	REPRESENTATIONS AND WARRANTIES

4.1      Except as set forth on Schedule 4.1 of this Agreement, the Trust, on behalf of the Target Fund, represents, warrants and covenants to the Acquiring Fund, as follows:

(a)       The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)       The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Target Fund will not result in a material violation of, any provision of the Trust’s Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Target Fund to which the Trust, on behalf of the Target Fund, is a party or by which the Target Fund or any of its assets are bound;

(c)       No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(d)       All material contracts or other commitments of the Target Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) at or prior to the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(e)       The Statement of Assets and Liabilities of the Target Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended December 31, 2019, have been audited by an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Target Fund that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

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(f)       Since the most recent fiscal year end, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (f) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions or the discharge of Target Fund liabilities shall not constitute a material adverse change.

(g)       The Trust has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Target Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause the Target Fund to fail to be qualified as a RIC as of the Closing Date.

(h)       On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(i)       The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(j)       All issued and outstanding Target Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set

6

forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(k)       At the Closing Date, the Target Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(l)       The Trust has the trust power and authority, on behalf of the Target Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)       The information to be furnished by the Trust, on behalf of the Target Fund, to the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)       The information included in the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Target Fund that has been reviewed by the Target Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(o)       Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(p)       All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

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(q)       The current prospectus and statement of additional information of the Target Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r)       The Target Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Target Fund. All advertising and sales material currently used by the Target Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s)       Neither the Target Fund nor, to the knowledge of the Target Fund, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Target Fund, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t)       The tax representation certificate to be delivered by the Trust to Stradley Ronon Stevens & Young LLP at the Closing pursuant to Paragraph 7.4 hereof (the “Target Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2       Except as set forth on Schedule 4.2 of this Agreement, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Target Fund as follows:

(a)       The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

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(b)       The Trust’s registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(c)       The Registration Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein or information included therein concerning the Trust or the Target Fund that has been reviewed by the Target Fund, as covered by the Target Fund’s representation, warranty and covenant in Paragraph 4.1(l) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than information furnished by the Target Fund for inclusion therein or information included therein concerning the Trust or the Target Fund that has been reviewed by the Target Fund, as covered by the Target Fund’s representation, warranty and covenant in Paragraph 4.1(l) hereof) will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)       The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provision of the Agreement and Declaration of Trust or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust, on behalf of the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

(e)       No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein;

(f)       The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

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(g)      Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund in accordance with Paragraph 1.4, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Target Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;

(h)       The Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Target Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)        The information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(j)        No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(k)      Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(l)        The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Acquiring Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date and intends to continue to qualify as a RIC after the Closing Date. The Acquiring Fund has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

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(m)      On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(n)       The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o)       The tax representation certificate to be delivered by the Trust, on behalf of the Acquiring Fund, to Stradley Ronon Stevens & Young LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS

The Target Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

5.1       The Target Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable to minimize federal income or excise Taxes (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.4 hereof), in each case payable either in cash or in additional shares.

5.2       The Trust will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4       Shall file, by the Closing Date, all of the federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

5.5       The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

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5.6       The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.7       Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.8       The Target Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date:

(a)       A statement of assets and liabilities of the Target Fund as of the Closing Date (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust’s Treasurer or Assistant Treasurer.

(b)       A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(c)       A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Trust, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund Shares as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(d)       A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(e)       If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

5.9       As promptly as practicable, but in any case within 30 days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust.

5.10     Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate.

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5.11     Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1) of the Code, and shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1       All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2       The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund on the Closing Date a certificate of the Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Target Fund shall reasonably request;

6.3       The Trust, on behalf of the Acquiring Fund, shall have delivered to Stradley Ronon Stevens & Young LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Stradley Ronon Stevens & Young LLP concerning certain tax-related matters; and

6.4       With respect to the Acquiring Fund, the Board of Trustees shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1       All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

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7.2       The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.8 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust’s Treasurer or Assistant Treasurer;

7.3       The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Trust, on behalf of the Target Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Agreement on behalf of the Target Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4       The Trust, on behalf of the Target Fund, shall have delivered to Stradley Ronon Stevens & Young LLP a Target Fund Tax Representation Certificate, satisfactory to Stradley Ronon Stevens & Young LLP, concerning certain tax-related matters; and

7.5       With respect to the Target Fund, the Board of Trustees shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.6       The Trust, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

7.7       The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Trust, on behalf of the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.9.

8.	FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

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8.1       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.3       The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

8.4       The parties (other than USGI) shall have received an opinion of Stradley Ronon Stevens & Young LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate, for federal income tax purposes, (i) the acquisition by the Acquiring Fund of the Acquired Assets, solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares, and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund, under Sections 361(a) and 357(a) of the Code; (iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Acquired Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund, under Section 1032(a) of the Code; (iv) no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund under Section 361(c)(1) of the Code; (v) the tax basis of the Acquired Assets received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code; (vi) the holding periods of the Acquired Assets received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code; (vii) no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of the Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) under Section 354(a) of the Code; (viii) the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares of each Target Fund shareholder exchanged therefor under Section 358(a)(1) of the Code; (ix) the holding period of the Acquiring Fund Shares received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares of each Target Fund shareholder surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and (x) the Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined

15

in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations thereunder. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything in this Agreement to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Paragraph 8.4.

9.	BROKERAGE FEES

9.1       Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2       USGI will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, the Target Fund or the Trust (including the cost of printing and mailing the Registration Statement), except that any costs associated with transactions effected in the Acquiring Fund or Target Fund’s portfolio prior to the Closing, if any, will be borne by the Acquiring Fund or Target Fund before the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for tax treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; UNDERTAKING

10.1     The Trust, the Acquiring Fund and the Target Fund each agrees that it has not made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2     The covenants to be performed after the Closing by both the Trust, the Acquiring Fund and the Target Fund shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.	TERMINATION

11.1     This Agreement may be terminated by mutual agreement. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)       because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

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(b)       because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)       by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d)       by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders.

11.2     In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Target Fund, or the trustees or officers of the Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.	COOPERATION AND EXCHANGE OF INFORMATION; REPORTING RESPONSIBILITY.

12.1     Any reporting responsibility of the Trust, on behalf of the Target Fund, is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is liquidated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

12.2     After the Closing Date, the Trust, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Trust with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided that nothing contained in this Paragraph 13 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 3 Canal Plaza, Suite 600, Portland, Maine 04101.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

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15.1     The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3     This Agreement shall be governed by and construed in accordance with the internal laws of Texas, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

15.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5     It is expressly agreed that the obligations of the Trust shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and this Agreement has been executed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Trust’s Agreement and Declaration of Trust.

[Signature page follows.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above.

[X] on behalf of ALL AMERICAN EQUITY FUND

By:

Name:

Title:
[X] on behalf of GLOBAL LUXURY GOODS FUND

By:

Name:

Title:
U.S. GLOBAL INVESTORS, INC.

Solely with respect to Article 9

By:

Name:

Title:

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APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND

B-1

U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund) (the “Fund”) Investor Class Shares

Supplement dated September 29, 2020, to the Summary Prospectus dated May 1, 2020, as supplemented July 1, 2020

In response to regulatory considerations communicated by the staff of the U.S. Securities and Exchange Commission, the changes to the Fund described below are hereby effective immediately:

1.	In the section entitled “Performance Information,” beginning on page 3 of the summary prospectus for the Fund, the following is hereby inserted as the new third paragraph:

Effective September 29, 2020, the Fund changed its primary benchmark from the S&P Global Luxury Index to the S&P Composite 1500 Index, although the Fund will continue to use the S&P Global Luxury Index as a “secondary index.” The Adviser believes that the inclusion in the performance table of the S&P Composite 1500 Index, which is a broad-based securities index, and the S&P Global Luxury Index, which represents a group of securities that aligns more closely with the Fund’s investment strategies, may provide a useful performance comparison to investors. The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600, while the S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

2.	The table entitled “Average Annual Total Returns” on page 4 of the summary prospectus for the Fund, in the section entitled “Performance Information,” is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns

(For the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Global Luxury Goods Fund Return Before Taxes	13.70%	6.01%	7.85%
Return After Taxes on Distributions	12.96%	2.93%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	3.62%	5.72%
S&P Composite 1500 TR Index (reflects no deduction for fees, expenses or taxes)	30.90%	11.46%	13.52%
S&P Global Luxury Index (reflects no deduction for fees, expenses or taxes)	29.33%	8.45%	13.06%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

*     *     *

For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.

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Global Luxury Goods Fund (USLUX)
(Formerly the Holmes Macro Trends Fund)

Summary Prospectus
Investor Class Shares	July 1, 2020

Before you invest, you may want to review the fund’s prospectus, which contains information about the fund and its risks. The fund’s prospectus and statement of additional information, both dated July 1, 2020, are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS.

INVESTMENT OBJECTIVE

The Global Luxury Goods Fund’s primary objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees ( fees paid directly from your investment)

Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.85%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.59%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.70%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$173	$567	$987	$2,157

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 292% for the fiscal year ended December 31, 2019.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-800-873-8637 or usfunds@apexfs.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-873-8637 or usfunds@apexfs.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to the Global Luxury Goods Fund.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the fund. A recent, global outbreak of respiratory disease caused by a novel coronavirus has resulted in closing borders, healthcare service preparation and delivery disruptions, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics generally could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen and may be short term or may last for an extended period of time.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular securityisnotgenerallyaconsiderationininvestmentdecisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

●	Risk of Investing in the Luxury Goods Industry. Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

●	Consumer Discretionary Risk. Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

●	Small- and Mid-Sized Companies Risk. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

●	Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

●	Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.
●	Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
●	Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.
●	Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.
●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www. usfunds.com or by calling 1-800-873-8637.

The fund changed its investment strategy on July 1, 2020. Prior to that date, the fund invested in a diversified portfolio of equity and equity-related securities of companies in the S&P Composite 1500 Index, with a focus on companies achieving high return on invested capital metrics and an emphasis on mid-capitalization companies. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to July 1, 2020 reflects the investment strategy in effect prior to that date.

Annual Total Returns (as of December 31 each year)

Global Luxury Goods Fund

Best quarter shown in the bar chart above: 13.63% the third quarter of 2013.

Worst quarter shown in the bar chart above: (18.83)% in the third quarter of 2011.

Average Annual Total Returns

(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Global Luxury Goods Fund Return Before Taxes	13.70%	6.01%	7.85%
Return After Taxes on Distributions	12.96%	2.93%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	3.62%	5.72%
S&P Global Luxury Index (reflects no deduction for fees, expenses or taxes) (1)	29.33%	8.45%	13.06%
S&P Composite 1500 TR (reflects no deduction for fees, expenses or taxes)	30.90%	11.46%	13.52%

(1)	Effective July 1, 2020, the S&P Global Luxury Index replaced the S&P Composite 1500 Index as the fund’s primary benchmark. The Adviser believes that the S&P Global Luxury Index is the best comparative benchmark for the fund because it is comprised of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, Ms. Joanna Sawicka, and Mr. Juan Leon are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka and Mr. Leon have served as portfolio managers of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Global Luxury Goods Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

U.S. Global Investors Funds

c/o Apex Fund Services

P.O. Box 588

Portland, ME 04112

Global Luxury Goods Fund (USLUX)	252-USLUX-0720S

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROXY CARD

B-2

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (866) 356-7813 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 1234567891012

All American Equity Fund
U.S. GLOBAL INVESTORS FUNDS
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 27, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Kevin MacDowell, Karen Shaw, and Zachary Tackett, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the of the All American Equity Fund (the "Target Fund"), a series of U.S. Global Investors Funds (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of the Trust, located at Three Canal Plaza, Suite 600, Portland, Maine 04101 on November 27, 2020 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 356-7813. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 27, 2020. The Notice of the Special Meeting and Proxy Statement are available at: https://vote.proxyonline.com/USGIF/docs/Allamerican2020.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

All American Equity Fund

PROXY CARD

__YOUR SIGNATURE IS REQUIRED__ FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

The Board of Trustees unanimously recommends that shareholders vote "FOR" the proposal if you believe the changes to your Fund are consistent with your investment goals.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ◖

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART B

U.S. GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2020

FOR THE REORGANIZATION OF

ALL AMERICAN EQUITY FUND

a series of U.S. Global Investors Funds
Three Canal Plaza, Suite 600
Portland, Maine 04101

1-800-873-8637

INTO

GLOBAL LUXURY GOODS FUND

(formerly, Holmes Macro Trends Fund)

a series of U.S. Global Investors Funds

Three Canal Plaza, Suite 600
Portland, Maine 04101

1-800-873-8637

This Statement of Additional Information (“SAI”) relates to the October 9, 2020 Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), which describes a reorganization (the “Reorganization”) of the All American Equity Fund (the “Target Fund”) into the Global Luxury Goods Fund (formerly known as the Holmes Macro Trends Fund) (the “Acquiring Fund”). Both the Target Fund and the Acquiring Fund are series of U.S. Global Investors Funds (the “Trust”). If approved by shareholders, as a result of the Reorganization, Target Fund shareholders will be issued shares of the Acquiring Fund.

The Trust is an open-end series investment company. This SAI is not a prospectus. You should read it in conjunction with the Proxy Statement/Prospectus relating specifically to the Reorganization. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by writing U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112, or calling 1-800-US-FUNDS (1-800- 873-8637).

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Plan of Reorganization (the “Plan”).

TABLE OF CONTENTS

GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI	3
PRO FORMA FINANCIAL INFORMATION	3

 2

GENERAL INFORMATION

This SAI relates to (i) the transfer of substantially all of the property, assets and goodwill of the Target Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities; (iii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing. The reorganization of the Target Fund into the Acquiring Fund is currently expected to occur on or around December 4, 2020, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO STATEMENT OF ADDITIONAL INFORMATION

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated May 1, 2020, as supplemented, with respect to the Target Fund and Acquiring Fund (previously filed on EDGAR, Accession No. 0001398344-20-008645).

2.	Supplement dated July 1, 2020 to the Statement of Additional Information dated May 1, 2020, with respect to the Target Fund and Acquiring Fund (previously filed on EDGAR, Accession No. 0001435109-20-000221).

3.	The audited financial statements and related report of BBD, LLP, the independent registered accounting firm, included in the Target Fund’s and Acquiring Fund’s Annual Report to Shareholders for the reporting period ended December 31, 2019, as amended (previously filed on EDGAR, Accession No. 0001435109-20-000052). No other parts of the Annual Report are incorporated herein by reference.

4.	The unaudited financial statements included in the Target Fund’s and Acquiring Fund’s Semi-Annual Report to Shareholders for the reporting period ended June 30, 2020 (previously filed on EDGAR, Accession No. 0001435109-20-000320). No other parts of the Semi-Annual Report are incorporated herein by reference.

In addition, this SAI includes a narrative description of the pro forma effects of the reorganization of All American Equity Fund into Global Luxury Goods Fund (formerly known as Holmes Macro Trends Fund).

PRO FORMA FINANCIAL INFORMATION

The financial highlight tables are intended to help you understand the financial performance of the All American Equity Fund (“Target Fund”) and Global Luxury Goods Fund (formerly known as Holmes Macro Trends Fund) (“Acquiring Fund”) for the past five fiscal years and are included in the Acquiring Fund’s prospectus and Target Fund’s prospectus, which are each incorporated herein by reference. The Acquiring Fund’s prospectus also accompanies this Proxy Statement/Prospectus. The pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund

 3

and the Target Fund for the twelve-month period ended June 30, 2020. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual reports dated December 31, 2019 and semi-annual reports dated June 30, 2020, as filed with the SEC, and are available at no charge.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information for the twelve-month period ended June 30, 2020 has been prepared to give effect to the proposed Reorganization pursuant to the Plan as if it had been consummated on July 1, 2020.

Basis of Pro Forma Financial Information

On June 24, 2020, the Board approved the Plan by which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the Acquiring Fund will assume all of the liabilities of the Target Fund, subject to the approval of the Target Fund’s shareholders. Target Fund shareholders will receive shares of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to the aggregate value of the net assets that it receives from the Target Fund, as determined pursuant to the terms of the Plan. All Acquiring Fund Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquiring Fund Shares received by the Target Fund will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-organization periods will not be restated. The Acquiring Fund will be the accounting survivor of the Reorganization for financial statement purposes.

Target Fund’s and Acquiring Fund’s Average Net Assets For 12-Month Period Ended June 30, 2020

Target Fund Net Assets	Acquiring Fund Net Assets	Pro Forma Combined Net Assets after Reorganization with Target Fund
$12,992,059	$32,517,638	$45,509,697

Pro Forma Assumptions

The table below reflects the expenses of the pro forma combined fund as if the Reorganization had taken place on July 1, 2019. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Expenses in dollars	Expense in basis points
Investment Advisory Fees(1)(2)	$455,097	100.00
Fund Administration Fees(3)	$140,882	30.96
Distribution Fees	$113,774	25.00
Shareholder Servicing Fees	$8,696	1.91

 4

Trustees fees	$8,577	1.88
Professional Fees	$40,309	8.86
Registration and filing fees	$17,099	3.76
Other	$59,013	12.97
Total Expenses before fees waived	$843,447	185.34
Expenses reimbursed by Adviser(4)	-	-
Investment advisory fees waived(4)	$(24,272)	(5.34)
Net Expenses	$819,175	180.00

(1)	The annual advisory fee to be charged to the Acquiring Fund by U.S. Global Investors, Inc., the investment adviser to the Target Fund and Acquiring Fund (“USGI” or the “Adviser”), will be 1.00% of average daily net assets, subject to performance adjustments. A performance adjustment may increase or decrease the base advisory fee rate. Pursuant to the performance-based adjustment, if a Fud’s performance exceeds that of its designated benchmark, USGI receives a higher advisory fee; if a Fund underperforms its benchmark, USGI receives a lower advisory fee. Both Funds’ performance adjustments are calculated in the same manner: a fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a Fund’s performance and the performance of its designated benchmark is less than 5%, there will be no adjustment to the base fee (known as the “null zone”). If a Fund’s cumulative performance exceeds by 5% or more its designated benchmark, the base advisory fee is increased by 0.25%; if a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The benchmark index for the Target Fund is the S&P 500 Index, and the benchmark index for the Acquiring Fund is the S&P Composite 1500 Index. After the Reorganization, the performance adjustment will be made to the combined fund’s base rate based on the S&P Composite 1500 Index.

(2)	Effective July 1, 2020, the Board approved, at the recommendation of the Adviser, changes to the Fund’s name, principal investment strategy, and primary benchmark index, in order to highlight a focus on luxury goods-related investments. In particular, the Fund’s primary benchmark index was changed from the S&P Composite 1500 Index to the S&P Global Luxury Index, effective July 1, 2020. In September 2020, the Fund’s Board, at the recommendation of the Adviser based on regulatory considerations, subsequently approved a change in the Fund’s primary benchmark index from the S&P Global Luxury Index to the S&P Composite 1500 Index, effective September 29, 2020. As a result, the S&P Composite 1500 Index serves as the Fund’s primary benchmark index, including for purposes of determining the applicability of the performance-based adjustment to the Adviser’s advisory fee rate, until such a time as a change in the Fund’s primary benchmark index is approved by the Fund’s shareholders. For the months of July and August 2020, the Fund underperformed the S&P Global Luxury Index such that the performance-based adjustment was applied, and the advisory fee paid by the Fund to the Adviser was adjusted downward. If the S&P Composite 1500 Index had been the Fund’s primary benchmark index during the months of July and August 2020, the same downward performance adjustment would have applied and there would have been no difference in the advisory fee paid by the Fund to the Adviser.

(3)	Includes accounting and transfer agent fees.

(4)	Upon the closing of the Reorganization, USGI has contractually agreed to cap the fees and expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) of the Acquiring Fund’s shares at 1.80% of the Acquiring Fund’s average daily net assets through at least April 30, 2022. This arrangement may not be changed or terminated during this period without approval of the Fund’s Board of Trustees.

Accounting Policy

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities and tax status of the Fund under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, the Reorganization will not require any changes to the Acquiring Fund’s existing contracts.

 5

Security Valuation Policies

An equity security traded on a stock exchange or market within the Western Hemisphere is generally valued at market closing price on the primary exchange, as deemed appropriate by the Adviser on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.

A foreign equity security primarily traded on an exchange or market outside the Western Hemisphere is generally valued at the price that is an estimate of fair value, as provided by an independent third party.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the market closing price, if published, or the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase may be valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the Adviser, for certain pricing issues, as defined in the valuation policies.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

Net asset value is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.

Transaction Costs

The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Transaction as well as the conversion costs associated with the Transaction (but excluding brokerage costs), will be borne by U.S. Global Investors, Inc., the Target Fund’s and Acquiring Funds’ investment adviser (“USGI”). The expenses to be borne by USGI do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds. The transaction expenses to be incurred in connection with the Reorganization are estimated to be approximately $16,000.

 6

Tax Information

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes (although there can be no assurance that the Internal Revenue Services (“IRS”) will adopt a similar position). This means the shareholders of the Target Fund will not recognize any gain or loss for federal tax purposes as a result of the exchange of their shares in the Target Fund for Acquiring Fund shares pursuant to the Reorganization. As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov. Prior to and in anticipation of the closing of the Reorganization, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder reinvests dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the redemption of the Target Fund’s preferred shares and/or repositioning of the Target Fund’s portfolio in connection with the Reorganization, the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Target Fund at the time of the Reorganization.

As of June 30, 2020, the Target Fund had $289,028 in unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any. As of June 30, 2020, the Acquiring Fund did not have any capital loss carryforward. For additional information regarding capital loss limitations, please see the section entitled “Federal Income Tax Consequences” in the Proxy Statement/Prospectus.

7

 PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Under the Registrant’s Agreement and Declaration of Trust, Article IX :

Section 9.02 Indemnification of trustees, officers and employees.

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is, or has been, a trustee or an officer, or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate series (out of assets belonging to that series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof (ii) as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been finally adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement not involving a final adjudication (as provided for in paragraph (b)(i)), unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A)by the court or other body approving the settlement; (B) by at least a majority of those trustees who neither are interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section may be paid by the Trust or series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or series if it ultimately is determined that he is not entitled to indemnification under this Section; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section

Section 9.03. Indemnification of shareholders. In case any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of his being or having been a shareholder of such series and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall assume, upon request by the shareholder, the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the Series.

ITEM 16. EXHIBITS

1		Articles of Incorporation
	(a)	Agreement and Declaration of Trust, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2		By-Laws
	(a)	By-laws, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

3		Voting Trusts Agreement
	(a)	Not applicable.

4		Plan of Merger
	(a)	Form of Agreement and Plan of Reorganization, adopted by the Registrant on behalf of All American Equity Fund and Global Luxury Goods Funds (formerly known as Holmes Macro Trends Fund) (“Plan of Reorganization”) is filed as Appendix A to the Proxy Statement/Prospectus and is incorporated herein by reference.

5		Instruments Defining Rights of Security Holders
	(a)	Not applicable

6		Investment Advisory Contracts
	(a)	Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).
	(b)	Amended and Restated Administrative Services Agreement with U.S. Global Investors, Inc., dated August 14, 2014, incorporated by reference to Post-Effective Amendment No. 122 filed April 30, 2015 (EDGAR Accession No. 0001104659-15-032332).
	(c)	Amended Administrative Services Agreement with U.S. Global Investors, Inc., dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).
	(d)	Addendum to the Expense Limitation Agreement on behalf of Near Term Tax Free Fund, dated May 1, 2013, incorporated by reference to Post-Effective Amendment No. 135 filed April 28, 2020.
	(e)	Expense Limitation Agreement on behalf of Global Luxury Goods Fund dated December 4, 2020 is filed herewith.
	(f)	Amended Schedule A to the Advisory Agreement with U.S. Global Investors, Inc., dated September 10, 2020, is filed herewith.

7	Underwriting Contracts

(a)	Distribution Agreement with Foreside Fund Services, LLC dated December 10, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

(b)	Amended and Restated Shareholder Servicing Agreement, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).
(c)	Distribution Agreement with Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).
(d)	First Amendment dated July 1, 2020 to Distribution Agreement with Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

8		Bonus or Profit Sharing Contracts
	(a)	Not applicable

9		Custodian Agreements
	(a)	Custodian Agreement, dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).
	(b)	Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).
	(c)	Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).
	(d)	Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).
	(e)	Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).
	(f)	Amendment dated October 1, 2008, to Custodian Agreement dated November 1, 1997 between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).
	(g)	Amendment dated July 1, 2020 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

10		Rule 12b-1 and 18f-3 Plans
	(a)	Amended Distribution Plan, dated March 4, 2010, incorporated by reference to Post-Effective Amendment 107 filed April 30, 2010 (EDGAR Accession No. 0001104659-10-02438).
	(b)	Amended and Restated Distribution Plan Pursuant to Rule 12b-1 Plan, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).
	(c)	Distribution Plan dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).
	(d)	Multi-Class and Expense Allocation Policy dated June 24, 2020, incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

11		Legal Opinion
	(a)	Opinion of Counsel relating to legality of shares is filed herewith.

12		Legal Opinion
	(a)	Opinion of Counsel with respect to certain tax consequences relating to the Plan of Reorganization shall be filed by amendment pursuant to an undertaking.

13		Other Material Contracts
	(a)	Transfer Agent Servicing Agreement, dated September 5, 2013, between Registrant and U.S. Bancorp Fund Services, LLC, incorporated by reference to the N-14 filed October 24, 2013 (EDGAR Accession No. 0001104659-13-077689).
	(b)	Administration Agreement dated August 14, 2014 between Registrant and SEI Investments Global Funds Services, incorporated by reference to Post-Effective Amendment No. 122 filed April 30, 2015 (EDGAR Accession No. 0001104659-15-032332).
	(c)	Amended and Restated Services Agreement between Registrant, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).
	(d)	Shareholder Services Plan dated December 9, 2015, as amended March 23, 2017, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).
	(e)	Amended Appendix dated July 1, 2020 to Services Agreement between Registrant, Atlantic Fund Administration (d/b/a Apex Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

14		Other Opinions
	(a)	Consent of Independent Registered Public Accounting Firm is filed herewith.

15		Omitted Financial Statements
	(a)	Not applicable.

16		Power of Attorney
(a)

Powers of Attorney, dated July 1, 2020, previously filed with the Trust’s registration statement on July 10, 2020 (EDGAR Accession No. 0001398344-20-013603) is hereby incorporated by reference.

(b) Certificate of Secretary, dated October 8, 2020, filed herewith.

17		Additional Exhibits
	(a)	Not applicable.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Portland, State of Maine, on this 8th day of October 2020.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Jessica Chase
Jessica Chase
President, Principal Executive Officer

By:	/s/ Karen Shaw_____________________
Karen Shaw
Treasurer, Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ David Tucker*		October 8, 2020
David Tucker	Trustee

/s/ Mark D. Moyer*		October 8, 2020
Mark D. Moyer	Trustee

/s/ Jennifer Brown-Strabley*		October 8, 2020
Jennifer Brown-Strabley	Trustee

/s/ Jessica Chase		October 8, 2020
Jessica Chase	Trustee

*BY:	/s/ Zachary Tackett
Zachary Tackett
Attorney-in-Fact

Exhibit List

(6)(e)	Expense Limitation Agreement on behalf of Global Luxury Goods Fund dated December 4, 2020 is filed herewith.
(6)(f)	Amended Schedule A to the Advisory Agreement with U.S. Global Investors, Inc., dated September 10, 2020, is filed herewith.
(11)(a)	Opinion of Counsel relating to legality of shares is filed herewith.
(14)(a)	Consent of Independent Registered Public Accounting Firm is filed herewith.
(16)(b)	Certificate of Secretary is filed herewith.